UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2011

GASCO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32369	98-0204105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Inverness Drive East, Suite 100, Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code (303) 483-0044

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 — Submission of Matters to a Vote of Security Holders.

On July 20, 2011, the Gasco Energy, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on May 23, 2011, the record date for the Annual Meeting, 127,017,415 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), were issued and outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the Company’s stockholders and the final voting results for each such matter are set forth below.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Company’s stockholders voted to elect the following persons as directors to serve for terms of one year until the next annual meeting and until their successors have been elected and qualified. The voting results were as follows:

Name	Votes For	Votes Withheld	Non-Votes
Richard J. Burgess	25,274,127	2,851,319	79,168,165
Charles B. Crowell	25,278,489	2,846,957	79,168,165
W. King Grant	25,774,962	2,350,484	79,168,165
Richard S. Langdon	25,304,367	2,821,079	79,168,165
John A. Schmit	25,310,667	2,814,779	79,168,165
Steven D. (Dean) Furbush	25,303,367	2,822,079	79,168,165

PROPOSAL TWO: NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Company’s stockholders recommended the compensation of the Company’s Named Executive Officers. The non-binding voting results were as follows:

Votes For	Votes Against	Abstain	Non-Votes
22,584,802	5,242,520	298,124	79,168,165

PROPOSAL THREE: NON-BINDING ADVISORY VOTE ON THE FREQUENCY (EVERY ONE, TWO OR THREE YEARS) WITH WHICH AN ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS SHOULD BE HELD

The Company’s stockholders recommended the frequency of future advisory votes on compensation of the Company’s Named Executive Officers every one year. The non-binding voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Non-Votes	Uncast
22,450,887	403,812	5,023,318	247,389	79,168,165	40

In light of the results on the advisory vote on the frequency of future advisory votes on compensation of Named Executive Officers, and consistent with the Board’s recommendation,

the Board has determined that the Company will hold advisory votes on compensation of Named Executive Officers every year until the next required stockholder vote regarding the frequency of future advisory votes on compensation of Named Executive Officers, or until the Board otherwise determines that a different frequency for such advisory vote is in the best interest of the Company.

PROPOSAL FOUR: APPROVAL OF THE GASCO ENERGY, INC. 2011 LONG-TERM INCENTIVE PLAN

The Company’s stockholders voted to approve the Gasco Energy, Inc. 2011 Long-Term Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstain	Non-Votes
22,897,840	4,869,795	357,811	79,168,165

PROPOSAL FIVE: RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011

The Company’s stockholders voted to ratify the appointment of KPMG LLP as the Company’s independent auditors for the year ending December 31, 2011. The voting results were as follows:

Votes For	Votes Against	Abstain	Non-Votes
101,357,908	5,084,879	850,824	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasco Energy, Inc.

Date: July 25, 2011	By:	/s/ W. King Grant
Name: W. King Grant
Title: President and Chief Executive Officer